SWAP TRANSACTION
                                  CONFIRMATION


Date:             March 5, 1998

To:               INTERNATIONAL TELECOMMUNICATION DATA SYSTEMS, INC.
                  ("Counterparty")

Address:          225 High Ridge Road
                  Stamford, CT   06905

Fax:              (203) 323-1314

Attention:        Paul K. Kothari

From:             FIRST UNION NATIONAL BANK ("First Union")

Ref. No.          74169/96076,82

Dear Mr. Kothari:

This confirms the terms of the Transaction described below between Counterparty and First Union. This Transaction is subject to the 1991 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. ("ISDA Definitions"), which are incorporated herein by reference. Fixed Amounts and Floating Amounts for each applicable Payment Date hereunder will be calculated in accordance with the ISDA Definitions, and if any Fixed Amount and Floating Amount are for the same Payment Date hereunder, then those amounts shall not be payable and instead the Fixed Rate Payer shall pay the positive difference, if any, between the Fixed Amount and the Floating Amount, and the Floating Rate Payer shall pay the positive difference, if any, between the Floating Amount and the Fixed Amount.

Transaction Type:                                    Interest Rate Swap
-----------------

Currency for Payments:                               U.S. Dollars
----------------------

National Amount:                                     $35,000,000.00
----------------

Term:
-----
         Trade Date:                                 March 4, 1998
         Effective Date:                             March 11, 1998
         Termination Date:                           March 12, 2001 provided that First Union shall
                                                     have the right to change the Termination Date to
                                                     March 11, 2000, by giving notice (which may be
                                                     telephonic notice) to the Counterparty on or before
                                                     the 2nd New York Business Day prior to such
                                                     date.  The Termination Date is subject to the
                                                     Modified Following Business Day Convention.
         Telephonic Notice:                          Counterparty hereby agrees to receive oral
                                                     telephonic notices at (203) 329-3300.  Any notice
                                                     from First Union exercising its right to change the
                                                     Termination Date shall be deemed given if the
                                                     attempt by First Union to give such notice is





                                                     incomplete due to the unavailability of any means
                                                     for receiving it at any such number, whether by an
                                                     appropriate person or by an electronic device.

Fixed Amounts:
--------------
         Fixed Rate Payer:                           Counterparty
         Payment Dates:                              Quarterly on the 11th day of each June,
                                                     September, December, and March commencing
                                                     June 11, 1998, through and including the
                                                     Termination Date.
         Business Day Convention:                    Modified Following
         Business Day:                               New York
         Fixed Rate:                                 5.76%
         Fixed Rate Day Count Fraction:              Actual/360

Floating Amounts:
-----------------
         Floating Rate Payer:                        First Union
         Payment Dates:                              Quarterly on the 11th day of each June,
                                                     September, December, and March commencing
                                                     June 11, 1998, through and including the
                                                     Termination Date.
         Business Day Convention:                    Modified Following
         Business Day:                               New York
         Floating Rate for initial
         Calculation Period:                         Determined two London Banking Days before the
                                                     Effective Date
         Floating Rate Option:                       USD-LIBOR-BBA
         Designated Maturity:                        3 Months
         Spread:                                     None
         Floating Rate Day
         Count Fraction:                             Actual/360
         Floating Rate determined:                   Two London Banking Days prior to each Reset Date
         Reset Dates:                                The first day of each Calculation Period
         Compounding:                                Inapplicable
         Rounding convention:                        5 decimal places per the ISDA Definitions

Calculation Agent:                                   First Union
------------------

Payments to First Union:
------------------------                             First Union Charlotte
                                                     Capital Markets
                                                     Attention:  Derivatives Desk
                                                     Fed. ABA No. 053000219
                                                     Ref. No.:  74169/96076,82

First Union Contacts:                                Settlements and/or Rate Resets:
---------------------                                Tel.:    (800) 249-3865
                                                     Fax:     (704) 383-9139

                                                     Documentation and/or Collateral:
                                                     Tel.:    (704) 383-5678
                                                     Fax:     (704) 383-9139


                                                        -2-





                                                     Please quote transaction reference number.

First Union Address:                                 One First Union Center
--------------------                                 301 South College Street DC-4
                                                     Charlotte, NC  28288-0601

Payments to Counterparty:                            Please forward payment instructions to First
-------------------------                            Union in Charlotte, NC.  Payments will not be
                                                     made to Counterparty without its written
                                                     instructions.

Documentation
-------------

This Confirmation is a binding and complete contract between the parties, provided that if at any time there exists a master agreement (however described) between the parties governing this Transaction ("Master Agreement"), this Confirmation supplements, forms part of and will be governed by the Master Agreement. Unless otherwise provided in the Master Agreement, this Confirmation is governed by the law (and not the law of conflicts) of the State of New York.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this Confirmation and returning it to us.


                                           Very truly yours,

                                           FIRST UNION NATIONAL BANK


                                           By:  /s/ Norman Heusser
                                                --------------------------------
                                                Name:    Norman Heusser
                                                Title:   Vice President



                                           By:  /s/ Ryan S. Hale
                                                --------------------------------
                                                Name:    Ryan S. Hale
                                                Title:   Capital Markets Officer


Accepted and confirmed as of the date first above written:

INTERNATIONAL TELECOMMUNICATION DATA SYSTEMS, INC.



By:   /s/ Paul K. Kothari
      ----------------------
      Name:  Paul K. Kothari
      Title:    CFO

                                      - 3 -